EXHIBIT 10.2

AMENDMENT TO

EXCESS BENEFIT PLAN

Morgan Stanley & Co. Incorporated (the “Corporation”) hereby amends the Morgan Stanley & Co. Incorporated Excess Benefit Plan as follows:

1.    Effective July 14, 2008, Section III, Participation in the Plan, shall be amended by adding the following paragraph to the end thereof:

“Notwithstanding any provision of the Plan to the contrary, effective July 14, 2008, (i) MSCI Inc. and Barra, Inc. (collectively, “MSCI/Barra”) shall cease to be participating Employers in the Plan and (ii) MSCI/Barra employees who are participating in the Plan as of July 14, 2008 shall continue to accrue benefits under the Plan, based on compensation paid by MSCI/Barra and service with MSCI/Barra, as provided in Section IV of the Plan, following July 14, 2008. Effective August 31, 2008, MSCI/Barra employees shall cease to accrue benefits under the Plan.”

*   *   *   *   *   *   *   *   *

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of the 10th day of July, 2008.

MORGAN STANLEY & CO. INCORPORATED

By:	/S/ KAREN JAMESLEY
Title: Global Head of Human Resources